Exhibit 99.1

4th Quarter 2013 Statistical Supplement

CONTENTS DUKE ENERGY CORPORATION 2 Consolidating Statement of Operations 23 Operating Statistics 4 Consolidating Balance Sheet REGULATED UTILITIES COMMERCIAL POWER 6 Consolidating Segment Income 24 Operating Statistics 8 Consolidating Balance Sheet 10 Operating Statistics (Regulated Utilities) 12 Operating Statistics (Duke Energy Carolinas) 25 Consolidating Statement of Operations 14 Operating Statistics (Duke Energy Progress) 16 Operating Statistics (Duke Energy Florida) 18 Operating Statistics (Duke Energy Ohio - Electric) 20 Operating Statistics (Duke Energy Ohio - Gas) 21 Operating Statistics (Duke Energy Indiana) INTERNATIONAL ENERGY DUKE ENERGY OHIO SUPPLEMENT

DUKE ENERGY CORPORATION

Consolidating Statement of Operations

(Unaudited)

	Twelve Months Ended December 31, 2013					
(in millions)	Regulated Utilities	International Energy	Commercial Power	Other	Eliminations/ Adjustments	Duke Energy
Operating Revenues						
Regulated electric [(a)]	$ 20,397	$ -	$ 117	$ 59	$ (134)	$ 20,439
Nonregulated electric, natural gas, and other	-	1,546	2,028	104	(30)	3,648
Regulated natural gas	513	-	-	-	(2)	511
Total operating revenues	20,910	1,546	2,145	163	(166)	24,598
Operating Expenses						
Fuel used in electric generation and purchased power - regulated	7,108	-	-	-	-	7,108
Fuel used in electric generation and purchased power - nonregulated	-	454	1,356	56	(44)	1,822
Cost of natural gas and coal sold	152	72	30	-	-	254
Operation, maintenance and other	4,912	364	493	262	(121)	5,910
Depreciation and amortization	2,323	100	250	135	-	2,808
Property and other taxes	1,232	10	49	8	-	1,299
Impairment charges [(b)]	399	-	-	-	-	399
Total operating expenses	16,126	1,000	2,178	461	(165)	19,600
Gains (Losses) on Sales of Other Assets and Other, Net	7	3	(23)	(3)	-	(16)
Operating Income (Loss)	4,791	549	(56)	(301)	(1)	4,982
Other Income and Expenses	221	125	13	131	(6)	484
Interest Expense	986	86	64	417	(7)	1,546
Income (Loss) from Continuing Operations before Income Taxes	4,026	588	(107)	(587)	-	3,920
Income Tax Expense (Benefit)	1,522	166	(104)	(323)	-	1,261
Income (Loss) from Continuing Operations	2,504	422	(3)	(264)	-	2,659
Less: Net Income (Loss) Attributable to Non-controlling Interest	-	14	-	(3)	-	11
Segment Income(Loss)/Net Expense	$ 2,504	$ 408	$ (3)	$ (261)	$ -	$ 2,648
Income from Discontinued Operations, Net of Tax						17
Net Income Attributable to Duke Energy Corporation						$ 2,665

(a) The amount for Commercial Power is primarily due to stability charge revenues included in Duke Energy Ohio's current Electric Stability Plan (ESP).

(b) The amount for Regulated Utilities is primarily comprised of a $295 million charge related to the agreement to forego recovery of a portion of the Cyrstal River Unit 3 regulatory asset, a $65 million charge to write-off the wholesale portion of the Levy investments and a $22 million charge resulting from the decision to suspend application of two proposed nuclear units at the Harris nuclear station.

2

DUKE ENERGY CORPORATION
Consolidating Statement of Operations
(Unaudited)

	Twelve Months Ended December 31, 2012					
(in millions)	Regulated Utilities	International Energy	Commercial Power	Other	Eliminations/ Adjustments	Duke Energy
Operating Revenues						
Regulated electric [(a)]	$ 15,609	$ -	$ 114	$ 1	$ (103)	$ 15,621
Nonregulated electric, natural gas, and other	-	1,549	1,964	73	(52)	3,534
Regulated natural gas	471	-	-	-	(2)	469
Total operating revenues	16,080	1,549	2,078	74	(157)	19,624
Operating Expenses						
Fuel used in electric generation and purchased power - regulated	5,582	-	-	-	-	5,582
Fuel used in electric generation and purchased power - nonregulated	-	530	1,211	31	(50)	1,722
Cost of natural gas and coal sold	142	73	49	-	-	264
Operation, maintenance and other	3,885	335	453	440	(106)	5,007
Depreciation and amortization	1,827	99	228	135	(1)	2,288
Property and other taxes	926	6	40	13	-	985
Impairment charges [(b)(c)]	581	-	-	85	-	666
Total operating expenses	12,943	1,043	1,981	704	(157)	16,514
Gains (Losses) on Sales of Other Assets and Other, Net	15	-	8	(7)	-	16
Operating Income (Loss)	3,152	506	105	(637)	-	3,126
Other Income and Expenses	341	171	39	16	-	567
Interest Expense	806	76	63	297	-	1,242
Income (Loss) from Continuing Operations before Income Taxes	2,687	601	81	(918)	-	2,451
Income Tax Expense (Benefit)	941	149	(7)	(378)	-	705
Income (Loss) from Continuing Operations	1,746	452	88	(540)	-	1,746
Less: Net Income (Loss) Attributable to Non-controlling Interest	2	13	1	(2)	-	14
Segment Income/Net Expense	$ 1,744	$ 439	$ 87	$ (538)	$ -	$ 1,732
Income from Discontinued Operations, Net of Tax						36
Net Income Attributable to Duke Energy Corporation						$ 1,768

(a) The amount for Commercial Power is primarily due to stability charge revenues included in Duke Energy Ohio's current Electric Stability Plan (ESP).
(b) The amount for Regulated Utilities is primarily due to $580 million of impairment charges related to the Edwardsport IGCC project.
(c) The amount for Other is primarily due to the impairment of transmission projects included in long-term FERC mitigation costs. These amounts are recorded in the Duke Energy Carolinas and Duke Energy Progress legal entities but are classified in the Other segment.

Note: Regulated Utilities and Other include Progress Energy, Duke Energy Progress and Duke Energy Florida activity beginning July 2, 2012.

3

DUKE ENERGY CORPORATION

Consolidating Balance Sheet - Assets

(Unaudited)

	December 31, 2013					
(in millions)	Regulated Utilities	International Energy	Commercial Power	Other	Eliminations/ Adjustments	Duke Energy
Current Assets						
Cash and cash equivalents	$ 105	$ 1,086	$ 9	$ 301	$ -	**$ 1,501**
Short-term investments	-	44	-	-	-	**44**
Receivables, net	791	239	133	123	-	**1,286**
Restricted receivables of variable interest entities, net	1,684	-	35	-	-	**1,719**
Receivables from affiliated companies	379	135	917	12,416	(13,847)	**-**
Notes receivable from affiliated companies	188	-	29	513	(730)	**-**
Inventory	3,043	79	113	15	-	**3,250**
Regulatory assets	805	-	-	90	-	**895**
Other	982	48	320	471	-	**1,821**
Total current assets	7,977	1,631	1,556	13,929	(14,577)	**10,516**
Investments and Other Assets						
Investments in equity method unconsolidated affiliates	4	82	252	52	-	**390**
Investments and advances to (from) subsidiaries	39	(16)	(9)	43,912	(43,926)	**-**
Nuclear decommissioning trust funds	5,132	-	-	-	-	**5,132**
Goodwill	15,950	326	64	-	-	**16,340**
Other	1,930	1,314	348	1,142	(1,195)	**3,539**
Total investments and other assets	23,055	1,706	655	45,106	(45,121)	**25,401**
Property, Plant and Equipment						
Cost	91,456	3,480	6,546	1,633	-	**103,115**
Accumulated depreciation and amortization	(30,846)	(960)	(999)	(820)	-	**(33,625)**
Net property, plant and equipment	60,610	2,520	5,547	813	-	**69,490**
Regulatory Assets and Deferred Debits						
Regulatory assets	8,773	-	71	347	-	**9,191**
Other	98	6	39	38	-	**181**
Total regulatory assets and deferred debits	8,871	6	110	385	-	**9,372**
Total Assets	100,513	5,863	7,868	60,233	(59,698)	**114,779**
Segment reclassifications, intercompany balances and other adjustments	(629)	(865)	(913)	(57,479)	59,886	**-**
Reportable Segment Assets	$ 99,884	$ 4,998	$ 6,955	$ 2,754	$ 188	**$ 114,779**

4

DUKE ENERGY CORPORATION

Consolidating Balance Sheet - Liabilities and Equity

(Unaudited)

	December 31, 2013					
(in millions)	Regulated Utilities	International Energy	Commercial Power	Other	Eliminations/ Adjustments	Duke Energy
Current Liabilities						
Accounts payable	$ 1,857	$ 37	$ 147	$ 350	$ -	$ 2,391
Accounts payable to affiliated companies	12,753	4	98	938	(13,793)	-
Notes payable to affiliated companies	534	-	46	203	(783)	-
Notes payable and commercial paper	-	3	-	836	-	839
Taxes accrued	381	108	9	53	-	551
Interest accrued	286	26	-	128	-	440
Current maturities of long-term debt	361	106	80	1,557	-	2,104
Regulatory liabilities	316	-	-	-	-	316
Other	1,379	91	123	410	-	2,003
Total current liabilities	17,867	375	503	4,475	(14,576)	8,644
Long-term Debt	25,927	935	1,343	9,947	-	38,152
Notes Payable to Affiliated Companies	450	-	-	747	(1,197)	-
Deferred Credits and Other Liabilities						
Deferred income taxes	12,602	216	1,272	(1,993)	-	12,097
Investment tax credits	442	-	-	-	-	442
Accrued pension and other post-retirement benefit costs	883	1	52	386	-	1,322
Asset retirement obligations	4,907	2	41	-	-	4,950
Regulatory liabilities	5,917	-	-	32	-	5,949
Other	1,184	135	138	358	-	1,815
Total deferred credits and other liabilities	25,935	354	1,503	(1,217)	-	26,575
Equity						
Total Duke Energy Corporation shareholders' equity	30,334	4,141	4,505	46,275	(43,925)	41,330
Noncontrolling interests	-	58	14	6	-	78
Total equity	30,334	4,199	4,519	46,281	(43,925)	41,408
Total Liabilities and Equity	100,513	5,863	7,868	60,233	(59,698)	114,779
Segment reclassifications, intercompany balances and other adjustments	(629)	(865)	(913)	(57,479)	59,886	-
Reportable Segment Liabilities and Equity	$ 99,884	$ 4,998	$ 6,955	$ 2,754	$ 188	$ 114,779

5

REGULATED UTILITIES
Consolidating Segment Income
(Unaudited)

	Twelve Months Ended December 31, 2013						
(in millions)	**Duke Energy Carolinas, LLC**	**Duke Energy Progress, Inc.**	**Duke Energy Florida, Inc.**	**Duke Energy Ohio, Inc.**	**Duke Energy Indiana, Inc.**	**Eliminations/ Adjustments**	**Regulated Utilities**
Operating Revenues							
Regulated electric	$ 6,930	$ 4,960	$ 4,527	$ 1,252	$ 2,926	$ (198)	$ **20,397**
Regulated natural gas	-	-	-	513	-	-	**513**
Total operating revenues	6,930	4,960	4,527	1,765	2,926	(198)	**20,910**
Operating Expenses							
Fuel used in electric generation and purchased power - regulated	1,956	1,896	1,927	429	1,131	(231)	**7,108**
Cost of natural gas	-	-	-	152	-	-	**152**
Operation, maintenance and other	1,715	1,280	859	435	623	-	**4,912**
Depreciation and amortization	921	534	330	200	342	(4)	**2,323**
Property and other taxes	374	223	327	237	71	-	**1,232**
Impairment charges [(a)]	-	22	358	5	-	14	**399**
Total operating expenses	4,966	3,955	3,801	1,458	2,167	(221)	**16,126**
Gains on Sales of Other Assets and Other, Net	-	1	1	5	-	-	**7**
Operating Income	1,964	1,006	727	312	759	23	**4,791**
Other Income and Expenses [(b)]	120	57	30	4	18	(8)	**221**
Interest Expense	359	201	180	74	170	2	**986**
Income from Continuing Operations before Income Taxes	1,725	862	577	242	607	13	**4,026**
Income Tax Expense	652	316	228	91	233	2	**1,522**
Segment Income	$ 1,073	$ 546	$ 349	$ 151	$ 374	$ 11	$ **2,504**

(a) Amount for Duke Energy Progress is comprised of a $22 million charge related to the decision to suspend application of two proposed nuclear units at the Harris nuclear station. Amount for Duke Energy Florida is comprised of a $295 million charge related to the agreement to forego recovery of a portion of the Crystal River Unit 3 regulatory asset and a $65 million charge to write-off the wholesale portion of the Levy investments.

(b) Primarily due to an equity component of allowance for funds used during construction of $91 million for Duke Energy Carolinas, $42 million for Duke Energy Progress, $8 million for Duke Energy Florida, $1 million for Duke Energy Ohio and $15 million for Duke Energy Indiana.

6

REGULATED UTILITIES
Consolidating Segment Income
(Unaudited)

	Twelve Months Ended December 31, 2012						
(in millions)	Duke Energy Carolinas, LLC	Duke Energy Progress, Inc.	Duke Energy Florida, Inc.	Duke Energy Ohio, Inc.	Duke Energy Indiana, Inc.	Eliminations/ Adjustments	Regulated Utilities
Operating Revenues							
Regulated electric	$ 6,666	$ 2,524	$ 2,483	$ 1,275	$ 2,717	$ (56)	$ **15,609**
Regulated natural gas	-	-	-	471	-	-	**471**
Total operating revenues	6,666	2,524	2,483	1,746	2,717	(56)	**16,080**
Operating Expenses							
Fuel used in electric generation and purchased power - regulated [a]	1,848	1,025	1,359	475	1,088	(213)	**5,582**
Cost of natural gas	-	-	-	142	-	-	**142**
Operation, maintenance and other	1,759	591	475	448	613	(1)	**3,885**
Depreciation and amortization	921	267	72	180	388	(1)	**1,827**
Property and other taxes	363	109	173	197	80	4	**926**
Impairment charges [b][c]	-	-	146	2	579	(146)	**581**
Total operating expenses	4,891	1,992	2,225	1,444	2,748	(357)	**12,943**
Gains on Sales of Other Assets and Other, Net	13	-	1	1	-	-	**15**
Operating Income (Loss)	1,788	532	259	303	(31)	301	**3,152**
Other Income and Expenses [d]	190	44	23	8	90	(14)	**341**
Interest Expense	384	103	123	60	138	(2)	**806**
Income (Loss) from Continuing Operations before Income Taxes	1,594	473	159	251	(79)	289	**2,687**
Income Tax Expense (Benefit)	560	155	52	92	(56)	138	**941**
Income (Loss) from Continuing Operations	1,034	318	107	159	(23)	151	**1,746**
Less: Net Income Attributable to Non-controlling Interest	-	1	1	-	-	-	**2**
Segment Income (Loss)	$ 1,034	$ 317	$ 106	$ 159	$ (23)	$ 151	$ **1,744**

(a) Elimination amount includes $100 million of purchase power refunds at Duke Energy Florida related to the Crystal River Unit 3 retirement. This amount was recorded as expense by Duke Energy Florida but reflected as part of the purchase price allocation associated with the Progress Energy merger at Duke Energy.

(b) The amount for Duke Energy Florida and the elimination amount are due to an impairment charge related to the decision to retire Crystal River Unit 3. This amount was recorded as expense by Duke Energy Florida but reflected as part of the purchase price allocation associated with the Progress Energy merger at Duke Energy.

(c) The amount for Duke Energy Indiana is primarily due to impairment charges related to the Edwardsport IGCC project.

(d) Primarily due to an equity component of allowance for funds used during construction of $154 million for Duke Energy Carolinas, $37 million for Duke Energy Progress, $20 million for Duke Energy Florida, $6 million for Duke Energy Ohio and $84 million for Duke Energy Indiana.

Note: Includes Duke Energy Progress and Duke Energy Florida activity beginning July 2, 2012.

7

REGULATED UTILITIES Consolidating Balance Sheet - Assets (Unaudited) Duke Energy Duke Energy Duke Energy Duke Energy Duke Energy Eliminations/ Regulated (in millions) Carolinas, LLC Progress, Inc. Florida, Inc. Ohio, Inc. Indiana, Inc. Adjustments (a) Utilities Current Assets Cash and cash equivalents 23 $ 21 $ 16 $ 31 $ 15 $ (1) $ 105 $ Receivables, net 186 145 375 61 22 2 791 Restricted receivables of variable interest entities, net 673 417 - - - 594 1,684 Receivables from affiliated companies 121 244 50 192 151 (379) 379 Notes receivable from affiliated companies 222 - - 28 96 (158) 188 Inventory 1,065 853 571 120 434 - 3,043 Regulatory assets 295 127 221 32 118 12 805 Other 281 310 201 47 123 20 982 Total current assets 2,866 2,117 1,434 511 959 90 7,977 Investment and Other Assets Investments in equity method unconsolidated affiliates - 1 2 - 1 - 4 Investments and advances to subsidiaries 29 - - (2) - 12 39 Nuclear decommissioning trust funds 2,840 1,539 753 - - - 5,132 Goodwill - - - 920 - 15,030 15,950 Other 1,000 442 249 42 266 (69) 1,930 Total investments and other assets 3,869 1,982 1,004 960 267 14,973 23,055 Property, Plant and Equipment Cost 34,906 22,218 13,863 6,972 12,489 1,008 91,456 Accumulated depreciation and amortization (11,894) (8,623) (4,252) (2,162) (3,913) (2) (30,846) Net property, plant and equipment 23,012 13,595 9,611 4,810 8,576 1,006 60,610 Regulatory Assets and Deferred Debits Regulatory assets 1,527 1,341 2,729 422 717 2,037 8,773 Other 46 32 44 9 25 (58) 98 Total regulatory assets and deferred debits 1,573 1,373 2,773 431 742 1,979 8,871 Total Assets 31,320 19,067 14,822 6,712 10,544 18,048 100,513 Segment reclassifications, intercompany balances and other adjustments (139) (195) 11 (63) (48) (195) (629) Reportable Segment Assets 31,181 $ 18,872 $ 14,833 $ 6,649 $ 10,496 $ 17,853 $ 99,884 $ (a) In addition to the elimination of intercompany balances, amounts include purchase accounting adjustments and restricted receivables related to Cinergy Receivables Company. December 31, 2013 8

REGULATED UTILITIES
Consolidating Balance Sheet - Liabilities and Equity
(Unaudited)

	December 31, 2013						
(in millions)	Duke Energy Carolinas, LLC	Duke Energy Progress, Inc.	Duke Energy Florida, Inc.	Duke Energy Ohio, Inc.	Duke Energy Indiana, Inc.	Eliminations/ Adjustments [a]	Regulated Utilities
Current Liabilities							
Accounts payable	$ 701	$ 420	$ 333	$ 196	$ 206	$ 1	$ **1,857**
Accounts payable to affiliated companies	149	72	10	13	-	12,509	**12,753**
Notes payable to affiliated companies	-	462	181	(3)	-	(106)	**534**
Taxes accrued	165	37	66	53	57	3	**381**
Interest accrued	97	70	46	17	56	-	**286**
Current maturities of long-term debt	47	174	11	47	5	77	**361**
Regulatory liabilities	65	63	144	27	16	1	**316**
Other	392	391	445	60	91	-	**1,379**
Total current liabilities	1,616	1,689	1,236	410	431	12,485	**17,867**
Long-term Debt	8,089	5,061	4,875	1,739	3,641	2,522	**25,927**
Notes Payable to Affiliated Companies	300	-	-	-	150	-	**450**
Deferred Credits and Other Liabilities							
Deferred income taxes	5,748	2,571	1,847	1,216	1,190	30	**12,602**
Investment tax credits	210	85	2	6	140	(1)	**442**
Accrued pension and other post-retirement benefit costs	161	321	286	34	163	(82)	**883**
Asset retirement obligations	1,594	1,729	833	23	30	698	**4,907**
Regulatory liabilities	2,576	1,673	618	262	782	6	**5,917**
Other	676	137	253	69	49	-	**1,184**
Total deferred credits and other liabilities	10,965	6,516	3,839	1,610	2,354	651	**25,935**
Equity	10,350	5,801	4,872	2,953	3,968	2,390	**30,334**
Total Liabilities and Equity	31,320	19,067	14,822	6,712	10,544	18,048	**100,513**
Segment reclassifications, intercompany balances and other adjustments	(139)	(195)	11	(63)	(48)	(195)	**(629)**
Reportable Segment Liabilities and Equity	$ 31,181	$ 18,872	$ 14,833	$ 6,649	$ 10,496	$ 17,853	$ **99,884**

(a) In addition to the elimination of intercompany balances, amounts include purchase accounting adjustments and notes payable related to Cinergy Receivables Company.

9

REGULATED UTILITIES Operating Statistics (Regulated Utilities) (Unaudited) 2013 2012 (a) Sources of Electric Energy (GWh) Generated - net output (b): Coal 83,305 85,444 Nuclear 66,882 65,079 Hydro 3,388 1,728 Oil & gas 49,672 41,468 Renewable Energy 13 10 Total generation (c) 203,260 193,729 Purchased power (d) and net interchange 29,898 33,313 Total sources of energy 233,158 227,042 Less: Line loss and company usage 10,928 10,847 Total GWh Sources 222,230 216,195 Electric Energy Sales (GWh) (f) Residential 80,593 78,651 General service 75,513 75,172 Industrial 51,056 50,819 Other energy and wholesale 35,353 30,587 Change in unbilled (275) 887 Total GWh Sales 242,240 236,116 Owned MW Capacity (b) Summer 49,626 50,443 Winter 53,020 53,694 Nuclear Capacity Factor (%) (e) 93 90 (c) Generation by source is reported net of auxiliary power. (d) Purchased Power includes Renewable Energy purchases. Twelve Months Ended December 31, (a) The prior year amounts include Duke Energy Progress and Duke Energy Florida activity prior to the July 2, 2012 merger between Duke Energy and Progress Energy. (b) Statistics reflect Duke Energy's ownership share of jointly owned stations. 2012 capacity includes Crystal River Unit 3. (e) Statistics reflect 100% of jointly owned stations. (f) Represents non-weather normalized billed sales, with energy delivered but not yet billed (i.e. unbilled sales) reflected as single amount and not allocated to the respective retail classes. 10

REGULATED UTILITIES Operating Statistics (Regulated Utilities) (Unaudited) 2013 2012 (a) Revenues from Generation, Transmission and Distribution of Electricity (in millions) Residential 8,581 $ 8,366 $ General service 6,102 6,090 Industrial 3,006 2,966 Other energy and wholesale(b) 2,240 2,002 Change in unbilled 13 94 Total Revenues 19,942 $ 19,518 $ Average Number of Customers (in thousands) Residential 6,217 6,166 General service 937 929 Industrial 19 19 Other energy and wholesale 22 22 Total Average Number of Customers 7,195 7,136 and Progress Energy. Twelve Months Ended December 31, (a) The prior year amounts include Duke Energy Progress and Duke Energy Florida activity prior to the July 2, 2012 merger between Duke Energy (b) Net of JDA Intercompany sales. 11

REGULATED UTILITIES Operating Statistics (Duke Energy Carolinas) (Unaudited) 2013 2012 Sources of Electric Energy (GWh) Generated - net output (a): Coal 29,362 27,971 Nuclear 43,607 42,047 Hydro 2,091 759 Oil & gas 8,654 5,342 Renewable Energy 13 10 Total generation (b) 83,727 76,129 Purchased power (c) and net interchange 7,083 10,139 Total sources of energy 90,810 86,268 Less: Line loss and company usage 5,020 4,906 Total GWh Sources 85,790 81,362 Electric Energy Sales (GWh) (e) Residential 26,895 26,279 General service 27,764 27,476 Industrial 21,070 20,978 Other energy and wholesale 10,215 6,420 Change in unbilled (154) 209 Total GWh Sales 85,790 81,362 Owned MW Capacity (a) Summer 19,729 20,350 Winter 20,482 21,112 Nuclear Capacity Factor (%) (d) 96 92 (b) Generation by source is reported net of auxiliary power. (c) Purchased Power includes Renewable Energy purchases. Twelve Months Ended December 31, (a) Statistics reflect Duke Energy Carolinas' ownership share of jointly owned stations. (d) Statistics reflect 100% of jointly owned stations. (e) Represents non-weather normalized billed sales, with energy delivered but not yet billed (i.e. unbilled sales) reflected as single amount and not allocated to the respective retail classes. 12

REGULATED UTILITIES Operating Statistics (Duke Energy Carolinas) (Unaudited) 2013 2012 Revenues from Generation, Transmission and Distribution of Electricity (in millions) Residential 2,698 $ 2,661 $ General service 2,193 2,168 Industrial 1,186 1,196 Other energy and wholesale 544 378 Change in unbilled 1 25 Total Revenues 6,622 $ 6,428 $ Average Number of Customers (in thousands) Residential 2,068 2,053 General service 339 337 Industrial 7 7 Other energy and wholesale 14 14 Total Average Number of Customers 2,428 2,411 Twelve Months Ended December 31, 13

REGULATED UTILITIES Operating Statistics (Duke Energy Progress) (Unaudited) 2013 2012 (a) Sources of Electric Energy (GWh) Generated - net output (b): Coal 14,957 20,949 Nuclear 23,275 23,032 Hydro 965 598 Oil & gas 16,610 10,713 Total generation (c) 55,807 55,292 Purchased power (d) and net interchange 6,788 5,512 Total sources of energy 62,595 60,804 Less: Line loss and company usage 2,391 2,414 Total GWh Sources 60,204 58,390 Electric Energy Sales (GWh) (f) Residential 17,323 16,663 General service 15,066 15,062 Industrial 10,624 10,508 Other energy and wholesale 17,203 15,992 Change in unbilled (12) 165 Total GWh Sales 60,204 58,390 Owned MW Capacity (b) Summer 12,270 12,208 Winter 13,335 13,981 Nuclear Capacity Factor (%) (e) 87 87 (c) Generation by source is reported net of auxiliary power. (d) Purchased Power includes Renewable Energy purchases. (e) Statistics reflect 100% of jointly owned stations. Twelve Months Ended December 31, (a) For comparability purposes, prior year amounts include Duke Energy Progress activity prior to the July 2, 2012 merger between Duke Energy and Progress Energy. (b) Statistics include Duke Energy Progress' ownership share of jointly owned stations. (f) Represents non-weather normalized billed sales, with energy delivered but not yet billed (i.e. unbilled sales) reflected as single amount and not allocated to the respective retail classes. 14

REGULATED UTILITIES Operating Statistics (Duke Energy Progress) (Unaudited) 2013 2012 (a) Revenues from Generation, Transmission and Distribution of Electricity (in millions) Residential 1,822 $ 1,733 $ General service 1,290 1,274 Industrial 686 688 Other energy and wholesale 1,162 979 Change in unbilled 7 10 Total Revenues 4,967 $ 4,684 $ Average Number of Customers (in thousands) Residential 1,242 1,231 General service 222 219 Industrial 4 4 Other energy and wholesale 2 3 Total Average Number of Customers 1,470 1,457 (a) Twelve Months Ended December 31, For comparability purposes, the prior year amounts include Duke Energy Progress activity prior to the July 2, 2012 merger between Duke Energy and Progress Energy. 15

REGULATED UTILITIES Operating Statistics (Duke Energy Florida) (Unaudited) 2013 2012 (a) Sources of Electric Energy (GWh) Generated - net output (b): Coal 10,634 10,035 Oil & gas 23,225 24,115 Total generation (c) 33,859 34,150 Purchased power (d) and net interchange 6,719 6,950 Total sources of energy 40,578 41,100 Less: Line loss and company usage 2,604 2,657 Total GWh Sources 37,974 38,443 Electric Energy Sales (GWh) (e) Residential 18,508 18,251 General service 14,877 14,945 Industrial 3,206 3,160 Other energy and wholesale 1,544 1,788 Change in unbilled (161) 299 Total GWh Sales 37,974 38,443 Owned MW Capacity (b) Summer 9,095 9,948 Winter 10,191 10,999 (c) Generation by source is reported net of auxiliary power. (d) Purchased Power includes Renewable Energy purchases. Twelve Months Ended December 31, (a) For comparability purposes, the prior year amounts include Duke Energy Florida activity prior to the July 2, 2012 merger between Duke Energy and Progress Energy. (b) Statistics reflect Duke Energy Florida's ownership share of jointly owned stations. 2012 capacity includes Crystal River Unit 3. (e) Represents non-weather normalized billed sales, with energy delivered but not yet billed (i.e. unbilled sales) reflected as single amount and not allocated to the respective retail classes. 16

REGULATED UTILITIES Operating Statistics (Duke Energy Florida) (Unaudited) 2013 2012 (a) Revenues from Generation, Transmission and Distribution of Electricity (in millions) Residential 2,377 $ 2,405 $ General service 1,445 1,532 Industrial 273 289 Other energy and wholesale 408 420 Change in unbilled (5) 19 Total Revenues 4,498 $ 4,665 $ Average Number of Customers (in thousands) Residential 1,481 1,464 General service 189 187 Industrial 2 3 Other energy and wholesale 2 2 Total Average Number of Customers 1,674 1,656 (a) Twelve Months Ended December 31, For comparability purposes, the prior year amounts include Duke Energy Florida activity prior to the July 2, 2012 merger between Duke Energy and Progress Energy. 17

REGULATED UTILITIES Operating Statistics (Duke Energy Ohio - Electric) (Unaudited) 2013 2012 Sources of Electric Energy (GWh) Generated - net output (a): Coal 3,682 3,112 Total generation (b) 3,682 3,112 Purchased power (c) and net interchange 1,201 1,547 Total sources of energy 4,883 4,659 Less: Line loss and company usage 336 236 Total GWh Sources 4,547 4,423 Electric Energy Sales (GWh) (d) Residential 8,719 8,591 General service 9,447 9,375 Industrial 5,771 5,761 Other energy and wholesale 626 538 Change in unbilled (6) 79 Total GWh Sales 24,557 24,344 Owned MW Capacity (a) Summer 1,039 1,039 Winter 1,141 1,141 (b) Generation by source is reported net of auxiliary power. (c) Purchased Power includes Renewable Energy purchases. Twelve Months Ended December 31, (a) Statistics reflect Duke Energy Ohio's ownership share of jointly owned stations. (d) Represents non-weather normalized billed sales, with energy delivered but not yet billed (i.e. unbilled sales) reflected as single amount and not allocated to the respective retail classes. Note: Total GWh Sources will not equal Total GWh Sales. Sources include only Duke Energy Kentucky's regulated generation for all periods. Sales include Duke Energy Ohio's and Duke Energy Kentucky's retail sales. Ohio retail sales are fulfilled through auction purchases under the current ESP. 18

REGULATED UTILITIES Operating Statistics (Duke Energy Ohio - Electric) (Unaudited) 2013 2012 Revenues from Generation, Transmission and Distribution of Electricity (in millions) Residential 689 $ 658 $ General service 415 416 Industrial 106 102 Other energy and wholesale 24 21 Change in unbilled (1) 20 Total Revenues 1,233 $ 1,217 $ Average Number of Electric Customers (in thousands) Residential 737 734 General service 86 86 Industrial 3 3 Other energy and wholesale 3 2 Total Average Number of Electric Customers 829 825 Twelve Months Ended December 31, 19

REGULATED UTILITIES Operating Statistics (Duke Energy Ohio - Gas) (Unaudited) 2013 2012 MCF Sales Residential 37,840,736 30,481,386 General service 23,329,465 19,365,863 Industrial 6,311,201 5,125,512 Other energy and wholesale 21,496,630 21,744,410 Change in unbilled 136,000 970,000 Total MCF Sales 89,114,032 77,687,171 Residential 335 $ 316 $ General service 132 120 Industrial 19 16 Other energy and wholesale 21 17 Change in unbilled - - Total Revenues 507 $ 469 $ Average Number of Gas Customers (in thousands) Residential 470 469 General service 43 44 Industrial 2 1 Total Average Number of Gas Customers 515 514 Twelve Months Ended December 31, Revenues from Distribution of Gas (in millions) 20

REGULATED UTILITIES Operating Statistics (Duke Energy Indiana) (Unaudited) 2013 2012 Sources of Electric Energy (GWh) Generated - net output (a): Coal 24,674 23,388 Hydro 332 371 Gas 1,179 1,287 Total generation (b) 26,185 25,046 Purchased power (c) and net interchange 8,107 9,165 Total sources of energy 34,292 34,211 Less: Line loss and company usage 577 634 Total GWh Sources 33,715 33,577 Electric Energy Sales (GWh) Residential 9,148 8,867 General service 8,359 8,314 Industrial 10,385 10,412 Other energy and wholesale 5,765 5,849 Change in unbilled 58 135 Total GWh Sales 33,715 33,577 Owned MW Capacity (a) Summer 7,493 6,898 Winter 7,871 7,241 (c) Purchased Power includes Renewable Energy purchases. Twelve Months Ended December 31, (a) Statistics reflect Duke Energy Indiana's ownership share of jointly owned stations. (b) Generation by source is reported net of auxiliary power. (d) Represents non-weather normalized billed sales, with energy delivered but not yet billed (i.e. unbilled sales) reflected as single amount and not allocated to the respective retail classes. 21

REGULATED UTILITIES Operating Statistics (Duke Energy Indiana) (Unaudited) 2013 2012 Revenues from Generation, Transmission and Distribution of Electricity (in millions) Residential 995 $ 909 $ General service 759 700 Industrial 755 691 Other energy and wholesale 308 305 Change in unbilled 11 20 Total Revenues 2,828 $ 2,625 $ Average Number of Customers (in thousands) Residential 688 683 General service 100 100 Industrial 3 3 Other energy and wholesale 2 2 Total Average Number of Customers 793 788 Twelve Months Ended December 31, 22

INTERNATIONAL ENERGY Operating Statistics (Unaudited) 2013 2012 Sales, GWh 20,306 20,132 Net proportional megawatt capacity in operation 4,600 4,584 Twelve Months Ended December 31, 23

COMMERCIAL POWER Operating Statistics (Unaudited) 2013 2012 Generation (GWh) Coal 18,467 16,164 Gas 15,052 17,122 Renewables 5,111 3,452 Actual plant generation 38,630 36,738 Net proportional megawatt capacity in operation 7,915 8,094 Twelve Months Ended December 31, 24

DUKE ENERGY OHIO SUPPLEMENT

Consolidating Statement of Operations
(Unaudited)

	Twelve Months Ended December 31, 2013				
	Regulated Utilities		Commercial Power	Other	Duke Energy Ohio
(in millions)	Ohio Transmission & Distribution	Duke Energy Kentucky, Inc.			
Operating Revenues					
Regulated electric [(a)]	$ 908	$ 344	$ 117	$ (1)	**$ 1,368**
Nonregulated electric and other	-	-	1,395	(31)	**1,364**
Regulated natural gas	406	107	-	-	**513**
Total operating revenues	1,314	451	1,512	(32)	**3,245**
Operating Expenses					
Fuel used in electric generation and purchased power - regulated	286	143	-	-	**429**
Fuel used in electric generation and purchased power - nonregulated	-	-	1,053	(33)	**1,020**
Cost of natural gas sold	106	46	-	-	**152**
Operation, maintenance and other	313	122	308	31	**774**
Depreciation and amortization	155	45	154	-	**354**
Property and other taxes	224	13	28	-	**265**
Goodwill and other impairment charges	5	-	-	-	**5**
Total operating expenses	1,089	369	1,543	(2)	**2,999**
Gains on Sales of Other Assets and Other, Net	2	3	-	-	**5**
Operating Income (Loss)	227	85	(31)	(30)	**251**
Other Income and Expenses	2	2	1	(1)	**4**
Interest Expense	58	16	4	-	**78**
Income (Loss) before Income Taxes	171	71	(34)	(31)	**177**
Income Tax Expense (Benefit)	65	26	(14)	(2)	**75**
Net Income (Loss)	$ 106	$ 45	$ (20)	$ (29)	**$ 102**

(a) The amount for Commercial Power is primarily due to stability charge revenues included in Duke Energy Ohio's current Electric Stability Plan (ESP).

25

DUKE ENERGY OHIO SUPPLEMENT
Consolidating Statement of Operations
(Unaudited)

	Twelve Months Ended December 31, 2012				
	Regulated Utilities		Commercial Power	Other	Duke Energy Ohio
(in millions)	Ohio Transmission & Distribution	Duke Energy Kentucky, Inc.			
Operating Revenues					
Regulated electric [(a)]	$ 934	$ 341	$ 114	$ (3)	**$ 1,386**
Nonregulated electric and other	-	-	1,344	(49)	**1,295**
Regulated natural gas	381	90	-	-	**471**
Total operating revenues	1,315	431	1,458	(52)	**3,152**
Operating Expenses					
Fuel used in electric generation and purchased power - regulated	337	138	-	-	**475**
Fuel used in electric generation and purchased power - nonregulated	-	-	882	(50)	**832**
Cost of natural gas sold	105	37	-	-	**142**
Operation, maintenance and other	312	136	299	50	**797**
Depreciation and amortization	136	44	159	(1)	**338**
Property and other taxes	182	15	26	1	**224**
Goodwill and other impairment charges	2	-	-	-	**2**
Total operating expenses	1,074	370	1,366	-	**2,810**
Gains on Sales of Other Assets and Other, Net	1	-	6	-	**7**
Operating Income (Loss)	242	61	98	(52)	**349**
Other Income and Expenses	7	1	4	1	**13**
Interest Expense	42	18	28	1	**89**
Income (Loss) before Income Taxes	207	44	74	(52)	**273**
Income Tax Expense (Benefit)	76	16	24	(18)	**98**
Net Income (Loss)	131	28	50	(34)	**175**

(a) The amount for Commercial Power is primarily due to stability charge revenues included in Duke Energy Ohio's current Electric Stability Plan (ESP).

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